Exhibit 10.1

SECOND AMENDMENT TO LIMITED WAIVER AGREEMENT

dated as of

March 1, 2018

among

TITAN ENERGY OPERATING, LLC,

as Borrower,

TITAN ENERGY, LLC,

as Parent,

THE OTHER GUARANTORS PARTY HERETO,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

SECOND AMENDMENT TO LIMITED WAIVER AGREEMENT

This SECOND AMENDMENT TO LIMITED WAIVER AGREEMENT (this “Second Waiver Amendment”), dated as of March 1, 2018, is among TITAN ENERGY OPERATING, LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”), TITAN ENERGY, LLC, a limited liability company formed under the laws of the State of Delaware (the “Parent”), each of the other undersigned guarantors (such guarantors together with the Parent, the “Guarantors”, and the Guarantors together with the Borrower, the “Loan Parties”), each of the Lenders that is a signatory hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of September 1, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower, the Parent, the Administrative Agent and certain Lenders have entered into that certain Limited Waiver Agreement dated as of December 8, 2017 (as amended by that certain First Amendment to Limited Waiver Agreement, dated as of January 31, 2018, the “Limited Waiver”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, waived certain Defaults and Events of Default that exist under the Credit Agreement and the other Loan Documents through February 14, 2018 (the “Amended Waiver Revocation Date”).

C. The parties hereto desire to enter into this Second Waiver Amendment to extend the Amended Waiver Revocation Date on the same terms as set forth in the Limited Waiver, to be effective as of the Second Waiver Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Waiver Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Waiver Amendment refer to the Credit Agreement.

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Section 2. Amendment to Limited Waiver. Effective as of the Second Waiver Amendment Effective Date, the reference to “February 14, 2018” appearing in clause (ii) of Section 2 of the Limited Waiver is hereby amended by replacing such date with “March 16, 2018”.

Section 3. Loans. Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, prior to the Waiver Revocation Date:

3.1 the Borrower may not borrow, and no Lender shall be obligated to make, any Loan;

3.2 no Issuing Bank shall be obligated to issue any Letter of Credit unless the Borrower substantially contemporaneously repays a principal amount of Loans at least equal to the amount of such Letter of Credit; and

3.3 no Borrowing may be converted to or continued as a Eurodollar Borrowing (and any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective).

Section 4. Conditions Precedent. This Second Waiver Amendment shall be effective on the date the following conditions are fulfilled (such date being the “Second Waiver Amendment Effective Date”):

4.1 The Administrative Agent shall have received duly executed counterparts of this Second Waiver Amendment from the Loan Parties and the Majority Lenders.

4.2 The Administrative Agent shall have received evidence satisfactory to it that the Second Lien Collateral Agent (as defined in the Junior Lien Intercreditor Agreement) has extended the Specified Standstill Period (as defined in the Fourth Amendment) to no earlier than April 6, 2018.

4.3 The Administrative Agent (and any Lender and Issuing Bank, as applicable) shall have received all fees, expenses and other amounts due and payable on or prior to the Second Waiver Amendment Effective Date, including all the fees, charges and disbursements of any counsel for the Administrative Agent, any Issuing Bank and any Lender incurred in connection with the preparation, negotiation, execution and delivery of this Second Waiver Amendment (including amounts due and owing to Linklaters LLP, Opportune LLP and Vinson & Elkins LLP); provided that all such amounts shall have been invoiced prior to the Second Waiver Amendment Effective Date.

4.4 The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

Section 5. Miscellaneous.

5.1 Confirmation and Effect. The provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Waiver Amendment, and this Second Waiver Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein.

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5.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Second Waiver Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects on and as of the Second Waiver Amendment Effective Date (other than (x) representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct in all material respects when made and (y) representations and warranties that are qualified by materiality or by reference to Material Adverse Effect, in which case such representations and warranties (as so qualified) shall continue to be true and correct in all respects), (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Second Waiver Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Second Waiver Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that immediately on and as of the Second Waiver Amendment Effective Date, no Default, Event of Default (other than the Defaults and Events of Default described in Sections 3(a), (b), (c), (d), (e), (f) and (g) of the Limited Waiver) or Borrowing Base Deficiency exists.

5.3 Counterparts; Integration; Effectiveness; Electronic Execution.

(a) This Second Waiver Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Second Waiver Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent and/or the Issuing Bank, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Second Waiver Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Second Waiver Amendment.

(b) The words “execution,” “signed” and “signature” shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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5.4 No Oral Agreement. THIS WRITTEN SECOND WAIVER AMENDMENT, THE LIMITED WAIVER, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5 Governing Law. THIS SECOND WAIVER AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECOND WAIVER AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5.6 Payment of Expenses. The Borrower shall pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including, without limitation, the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, in connection with the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Second Waiver Amendment and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof.

5.7 Severability. Any provision of this Second Waiver Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.8 Successors and Assigns. The provisions of this Second Waiver Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.9 Release. EACH OF THE LOAN PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASING PARTIES”), HEREBY ACKNOWLEDGES AND STIPULATES THAT AS OF THE DATE OF THIS SECOND WAIVER AMENDMENT, NONE OF THE RELEASING PARTIES HAS ANY CLAIMS OR CAUSES OF ACTION OF ANY KIND WHATSOEVER AGAINST, OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE INDEBTEDNESS OR ANY LIENS OR SECURITY INTERESTS OF, THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY OF THEIR AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, OR REPRESENTATIVES, OR AGAINST ANY OF THEIR RESPECTIVE PREDECESSORS,

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SUCCESSORS OR ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASED PARTIES”). IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO TO ENTER INTO THIS SECOND WAIVER AMENDMENT, EACH OF THE RELEASING PARTIES HEREBY UNCONDITIONALLY WAIVES AND FULLY AND FOREVER RELEASES, REMISES, DISCHARGES AND HOLDS HARMLESS THE RELEASED PARTIES FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, DEMANDS AND LIABILITIES OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, WHICH ANY OF THE RELEASING PARTIES HAS OR MAY ACQUIRE IN THE FUTURE RELATING IN ANY WAY TO ANY EVENT, CIRCUMSTANCE, ACTION OR FAILURE TO ACT AT ANY TIME ON OR PRIOR TO THE SECOND WAIVER AMENDMENT EFFECTIVE DATE, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE, AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS PARAGRAPH IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE RELEASED PARTIES BY THE RELEASING PARTIES AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

[Signature pages follow]

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The parties hereto have caused this Second Waiver Amendment to be duly executed as of the day and year first above written.

BORROWER:	TITAN ENERGY OPERATING, LLC, a Delaware limited liability company

	By:	/s/ Jeffrey M. Slotterback
Name: Jeffrey M. Slotterback
Title: Chief Financial Officer

PARENT:	TITAN ENERGY, LLC, a Delaware limited liability company

	By:	/s/ Jeffrey M. Slotterback
Name: Jeffrey M. Slotterback
Title: Chief Financial Officer

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

ATLAS RESOURCE PARTNERS HOLDINGS, LLC, a Delaware limited liability company

ATLAS ENERGY COLORADO, LLC, a Colorado limited liability company

ATLAS ENERGY INDIANA, LLC, an Indiana limited liability company

ATLAS ENERGY OHIO, LLC, an Ohio limited liability company

ATLAS NOBLE, LLC, a Delaware limited liability company

ATLAS RESOURCES, LLC, a Pennsylvania limited liability company

REI-NY, LLC, a Delaware limited liability company

RESOURCE ENERGY, LLC, a Delaware limited liability company

RESOURCE WELL SERVICES, LLC, a Delaware limited liability company

VIKING RESOURCES, LLC, a Pennsylvania limited liability company

ARP BARNETT, LLC, a Delaware limited liability company

ARP OKLAHOMA, LLC, an Oklahoma limited liability company

ARP BARNETT PIPELINE, LLC, a Delaware limited liability company

By:	/s/ Jeffrey M. Slotterback
Jeffrey Slotterback
Chief Financial Officer

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

ATLAS BARNETT, LLC, a Texas limited liability company

ARP PRODUCTION COMPANY, LLC, a Delaware limited liability company

ARP RANGELY PRODUCTION, LLC, a Delaware limited liability company

ARP MOUNTAINEER PRODUCTION, LLC, a Delaware limited liability company

ATLS PRODUCTION COMPANY, LLC, a Delaware limited liability company

ARP EAGLE FORD, LLC, a Texas limited liability company

ATLAS ENERGY SECURITIES, LLC, a Delaware limited liability company

By:	/s/ Jeffrey M. Slotterback
Jeffrey Slotterback
Chief Financial Officer

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, as Administrative Agent and an Issuing Bank

By:	/a/ Bryan M. McDavid
Bryan M. McDavid
Director

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

BARCLAYS BANK PLC, as a Lender

By:	/s/ Salvatore Russo
Name: Salvatore Russo
Title: Authorized Signatory

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Raquel Durr
Name: Raquel Durr
Title: Assistant Vice President

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

Canadian Imperial Bank of Commerce, New York Branch, as a Lender

By:	/s/ Eric J. De Santis
Name: Eric J. De Santis
Title: Executive Director

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

CITIBANK, N.A., as a Lender

By:	/s/ Tariq Massaud
Name: Tariq Massaud
Title: Vice President

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

COMERICA BANK, as a Lender

By:	/s/ Jeffrey M. Parilla
Name: Jeffrey M. Parilla
Title: Vice President

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

COMPASS BANK, as a Lender

By:	/s/ Rachel Festervand
Name: Rachel Festervand
Title: Sr. Vice President

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

DUETSCHE BANK, AG NEW YORK BRANCH, as a Lender

By:	/s/ Alicia Schug
Name: Alicia Schug
Title: Vice President

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

ING CAPITAL LLC, as a Lender

By:	/s/ Scott Lamoreaux
Name: Scott Lamoreaux
Title: Director

By:	/s/ Josh Strong
Name: Josh Strong
Title: Director

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jo Linda Papadakis
Name: Jo Linda Papadakis
Title: Authorized Officer

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Jarrett Price
Name: Jarrett Price
Title: Director

By:	/s/ Carlos Quinteros
Name: Carlos Quinteros
Title: Managing Director

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Sean F. Young
Name: Sean F. Young
Title: Authorized Signatory

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Thane Rattew
Name: Thane Rattew
Title: Managing Director

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Jason A. Zilewicz
Name: Jason A. Zilewicz
Title: Vice President

SIGNATURE PAGE TO

SECOND WAIVER AMENDMENT

TITAN ENERGY OPERATING, LLC